UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
The Vita Coco Company, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of The Vita Coco Company, Inc. (the “Company”), filed with the Securities and Exchange Commission on April 22, 2026 (the “Proxy Statement”), relating to the Company’s Annual Meeting of Stockholders to be held on June 3, 2026, is to amend and replace the proxy card included in the Proxy Statement. After filing the Proxy Statement, the Company discovered that, due to a clerical error, an incorrect version of the proxy card was inadvertently filed with the Proxy Statement. A copy of the new proxy card is attached to this Supplement.

The proxy card or voting instruction form initially distributed with the Proxy Statement is no longer valid. If you have already returned the original proxy card or provided voting instructions, your proxy card or voting instruction will not be valid and will not be voted as directed. You must sign the new proxy card or submit new voting instructions.

Your vote is important. Please use the new proxy card distributed with this Supplement to vote your shares.

There are no changes to the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement.

The date of this Supplement to Proxy Statement is April 23, 2026.

THE VITA COCO COMPANY, INC.
111 5TH AVENUE, 2ND FLOOR
NEW YORK, NY 10003

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COCO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87767-P45573

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE VITA COCO COMPANY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Shelley Broader
02) Michael Kirban
03) Kenneth Sadowsky

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K are available at www.proxyvote.com.

V87768-P45573

THE VITA COCO COMPANY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 3, 2026

The undersigned hereby appoints Martin Roper (Chief Executive Officer) and Alison Klein (General Counsel and Secretary) (each a "Proxy," and together, the "Proxies"), and each of them, with full power and substitution as Proxies to vote all the shares of common stock that the undersigned will be entitled to vote if present at the Annual Meeting of The Vita Coco Company, Inc. to be held at www.virtualshareholdermeeting.com/COCO2026 on June 3, 2026 at 9:00 a.m., Eastern Time, and at any continuation, postponement or adjournment thereof, as designated on the reverse side of this card. In their discretion, the Proxies are authorized to vote (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly come before the Annual Meeting or any adjournments, continuations or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE